UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2011

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MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive Menomonee Falls, WI		53051
(Address of Principal Executive Offices)		(Zip Code)

(262) 783-3500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On June 21, 2011, the New York Stock Exchange (“NYSE”) notified Magnetek, Inc. that the Company had regained compliance with the NYSE’s quantitative continued listing standards. The notice stated that the decision resulted from the Company’s achievement of compliance with the NYSE’s minimum market capitalization requirement.

As previously reported, the Company had received a letter of noncompliance from the NYSE in June 2010 notifying the Company that it did not satisfy the NYSE’s continued listing standards in terms of both stockholders’ equity and market capitalization requirements.

In connection with the foregoing Item 8.01, the Company issued a press release, a copy of which is attached to this Current Report as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

The following exhibit shall be deemed to be furnished and not filed.

(d)           Exhibits

Exhibit Number	Description

99.1	Magnetek, Inc. Press Release dated June 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

Date: June 22, 2011	By:	/s/ Marty J. Schwenner
Marty J. Schwenner
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Magnetek, Inc. Press Release dated June 22, 2011, entitled “Magnetek Regains Compliance with NYSE Listing Standards”